EXHIBIT 10.12

HemaCare Corporation
Lease  (Installment Sale) Agreement
December 30, 2003

GAMBRO BCT

December 30, 2003


                LEASE (INSTALLMENT SALE) AGREEMENT
    COBE(R) Spectra(TM) Apheresis System/Trima(TM) Automated
                   Blood Collection System

Gambro BCT, Inc., 10811 W. Collins Avenue, Lakewood, CO 80215-4440 ("Company"), hereby agrees to sell to HemaCare Corporation, 21101 Oxnard Street, Woodland Hills, CA 91367, ("Customer") and Customer hereby agrees to lease the equipment ("Equipment") identified below, subject to the following terms and conditions:

1.   TERM OF AGREEMENT
     The term of this Agreement shall begin thirty days after the date the Equipment is shipped by Company to the Customer's location and, unless sooner terminated shall continue for thereafter for the term stated on Exhibit A.

2.   PAYMENTS
     (a) Lease Payments. Customer shall pay Company the monthly lease charges in equal monthly installments, as stated in Exhibit A, for the duration of the term of this Agreement. Each monthly lease payment is due within thirty (30) days of Company's invoice date. Customer shall submit a valid purchase order for the total monthly lease billings covering the full term of the Agreement.

     (b) Purchase Option. Subject to Customer's compliance with its obligations under this Agreement, Customer shall have the option to purchase the Equipment for an exercise price calculated as set forth in Exhibit "B" to this Agreement. Customer must give thirty (30) days prior written notice to Company and pay the full exercise price plus all amounts otherwise due and payable under this Agreement within such thirty (30) day period. Should early termination of this Agreement occur pursuant to Paragraph 14, or should Customer be in default of any of its obligations arising hereunder, this option shall be null and void. See Exhibit B for an amortization schedule for the purchase option.

     (c) Terms of Payment. All monthly lease installment payments and any other payments by Customer under this Agreement shall be made at Company's "remit to" address as set forth on Company's invoices. Company shall have the right to charge Customer interest at the rate of one and one-half percent (1-1/2%) per month (or the maximum rate permitted by law, whichever may be less) on any lease installment billing or other billing under this Agreement which is not paid when due.

3.   DELIVERY OF PRODUCT
     All Company product (equipment and disposable products) shall be shipped and delivered to Customer F.O.B. Shipping Point, via surface transportation, at the address specified in the first paragraph of this Agreement. Freight and handling charges are prepaid and added to the invoice.

4.   LIMITED WARRANTY
     Company will replace or, at its option, repair (free of charge) for the original purchaser any part of new Equipment which is defective in materials or workmanship during the first 12 months of the term of this Agreement (during the first 6 months for refurbished Equipment). This limited warranty does not include replacement or repair of any part which fails because of misuse, accident, neglect, failure to use and maintain the Equipment in accordance with instructions of Company, as set forth in the Operator's Manual, or alterations by unauthorized persons. THIS LIMITED WARRANTY IS EXPRESSLY IN LIEU OF ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. GAMBRO

     WILL NOT BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE CUSTOMER'S USE OF THE EQUIPMENT. Repairs required as a result of abuse or misuse of the Equipment, as determined by Company in good faith, will be charged to the Customer. To request service, Customer should call the Service Response Center at (800) 525-2623 and provide the Name, Model Number and Serial Number of the Equipment.

5.   INSTRUCTION
     Company will complete the in-service programmed training of two or three of the Customer's employees in the use of the Equipment and Disposable Products. Should there be changes in the contracted Equipment or its use or the Disposable Products with the Equipment, Company agrees to provide additional instruction as reasonably necessary for Customer's employees to properly utilize the Equipment and Disposable Products.

6.   MAINTENANCE
     (a) In conjunction with the execution of an Agreement, a Company-approved equipment maintenance and service program must be undertaken to commence at the end of the warranty period and remain in effect for the term of the Agreement.

     (b) Customer will operate the Equipment in accordance with the instructions given in the ("Gambro") Operator's Manual for the Equipment and will perform all cleaning and maintenance procedures set forth in the Manual.

7.   LOSS OR DAMAGE
     Customer shall bear the entire risk of loss, theft, destruction or damage of or to the Equipment (herein "loss") from any cause other than the negligence of Company, whether or not covered by insurance, and no such loss shall release Customer from its obligations under this Agreement, including Customer's obligation to pay the monthly lease installment payments for the term of this Agreement. In the event of loss, Customer shall repair the Equipment or, if not repairable, shall either replace the Equipment with another ("Gambro") equipment unit of equal quality or provide Company with such substitute security for performance of its obligations hereunder as Company may reasonably require.

8.   INSURANCE
     Customer shall provide and maintain, at its own cost and expense, insurance for the Equipment against loss, theft, damage, or destruction in an amount not less than the stipulated value, as stated below, naming Company as an additional insured, and provide Company with such evidence of this insurance as Company may reasonably require. STIPULATED VALUES DURING TERM: (Per Instrument)

          SPECTRA STIPULATED VALUES DURING TERM (Per Instrument):
          First 12 Months             $51,350
          Second 12 Months            $46,729
          Third 12 Months             $42,523
          Thereafter                  $38,696

          TRIMA STIPULATED VALUES DURING TERM (Per Instrument):
          First 12 Months             $57,680
          Second 12 Months            $52,489
          Third 12 Months             $47,765
          Thereafter                  $43,466

9.   NONASSIGNABILITY BY CUSTOMER
     Without Company's prior written consent, Customer shall not
     (a) assign, transfer or otherwise dispose of the Equipment, and its rights and obligations under this Agreement, or (b) sublet or lend the Equipment or permit it to be used by anyone other than Customer, Customer's employees, or authorized personnel using the Equipment under Customer's supervision.

10.  TAXES
     Customer agrees to pay promptly any and all applicable taxes, assessments, or other charges levied or assessed on or with respect to acquisition, possession, or use of the Equipment, or reimburse Company in the event Company has paid such taxes.

11.  GOVERNMENT REGULATIONS
     Customer shall comply with all governmental statutes, ordinances and regulations relating to possession or use of the Equipment and indemnify Company against all liability and expense (including attorney fees) arising from Customer's failure to do so.

12.  SURRENDER-RETURN
     Upon termination of this Agreement for any reason other than Customer's full payment of the lease price, or if Company should rightfully demand possession of the Equipment, the Customer shall immediately return the Equipment to Company, at Customer's expense, and to the extent permitted by applicable law, Company shall have the right to enter the Customer's premises to take possession of the Equipment.
     The return packaging and shipping expenses shall be paid by Customer, in addition to the cost to refurbish the Equipment. The Equipment when returned to Company shall be in as good condition as when delivered to Customer, ordinary wear and tear excepted.

13.  TITLE
     Title to the Equipment shall remain at all times in Company. Customer shall attach to, and shall not remove from, the Equipment all labels provided by Company identifying the Equipment as belonging to Company. Upon Customer's exercise of the Purchase Option set forth in Section 2 (b) and full payment of the exercise price and all amounts due hereunder, or upon completion of payment of the monthly Lease Payments set forth in Section 2 (a) and all amounts due hereunder, Company shall promptly convey title in the Equipment to Customer.

14.  SECURITY INTEREST
     Customer grants to Company a security interest in the Equipment to the extent of Customer's interest therein and any proceeds therefrom to secure Customer's payment of the monthly lease installment payments for the term of this Agreement and Customer's performance of its obligations under this Agreement. Customer agrees that it will not sell, transfer, or encumber the Equipment or any interest therein and will, upon demand, execute and deliver to Company such financing statements and other documents and will do all such acts and things as Company may reasonably request or as may be necessary or appropriate to establish and maintain a valid security interest in the Equipment and proceeds therefrom, subject to no prior liens or encumbrances. Upon Customer's default in payment of any installment payment or performance of any of its other obligations arising under this Agreement (such default not having previously been cured as otherwise provided herein), Company at its option may declare all monthly lease installment payments to be immediately due and payable and shall then have the remedies of a secured party under the Uniform Commercial Code or other applicable law. Expenses of retaking, holding, preparing for sale, selling, including Company's reasonable attorney's fees and expenses shall be paid by Customer. The security interest created hereby shall survive any termination of this Agreement by Company pursuant to Paragraph 15 below. Customer hereby authorizes Company or its agents or assigns to execute and file on its behalf any and all necessary Uniform Commercial Code filings to perfect the security interest granted herein.

15.  DEFAULT
     Company may terminate this Agreement upon written notice to Customer if Customer remains in breach of the terms of this Agreement fifteen (15) days following written notice of such breach. In addition, Company may immediately terminate this Agreement upon written notice to the Customer of nonpayment of a monthly lease installment payment or other amounts due under this Agreement, or upon Customer's dissolution, insolvency, receivership, assignment for the benefit of creditors, or bankruptcy.

     Upon termination of this Agreement, all of Customer's rights under this Agreement shall absolutely terminate, but Customer shall remain liable for the remaining monthly lease payments and any other amounts which may have accrued during the term of this Agreement.

16.  ATTORNEY FEES
     Customer agrees to pay all reasonable attorney fees and expenses Company may incur in enforcing its security interest in the Equipment or in recovering amounts owed to Company under this Agreement.

17.  NOTICES AND DEMANDS
     All notices required or permitted under this Agreement shall be delivered in person, by telecopy or by certified mail, return receipt requested, postage prepaid, to the party receiving notice at the party's address stated in this Agreement, or to such other address as the party to receive notice may specify to the other party by written notice pursuant to the paragraph. Notices shall be effective on personal delivery on receipt of the telecopy or on the third business day following the date of mailing.

18.  ENTIRE AGREEMENT
     This Agreement constitutes the final, complete and exclusive expression and statement of the terms of the agreement between the parties. In case of any conflict between the terms and conditions of this Agreement and any order, confirmation, acknowledgment or correspondence pertaining to the subject matter hereof, the terms and conditions of this Agreement shall govern and no change, modification, addition in the terms and conditions of this Agreement shall be binding on Company or Customer unless such change has been expressly agreed to in writing by the parties hereto.

19.  MISCELLANEOUS
     This Agreement shall be governed by Colorado law. No representations, warranties or agreements, oral or written, express or implied, have been made by either party with respect to this Agreement. Compliance with the terms of this Agreement may only be waived in a writing signed by the party waiving compliance with such terms. Should any provision of this Agreement be found by a court to be unenforceable or invalid, this Agreement shall be construed as if the unenforceable or invalid provision were omitted. This Agreement is binding upon the legal representatives and successors in interest of the parties hereto.

20.  ACCEPTANCE OF AGREEMENT
     This Agreement must be signed and returned with your confirming purchase order (which does not contain any other terms and conditions) by January 16, 2004; after which date, this Agreement becomes null and void.

Gambro BCT, Inc.                HemaCare Corporation
--------------------------      ---------------------------------
                                Customer:  Full Corporate Name

/s/ Barbara Zahlen              /s/ Judi Irving
--------------------------      ---------------------------------
Signature                       Signature

Barbara Zahlen                  Judi Irving
--------------------------      ---------------------------------
Name (Typed or Printed)         Name (Typed or Printed)

Contract Administrator          CEO
--------------------------      ---------------------------------
Title                           Title


December 3, 2003                December 30, 2003
--------------------------      ----------------------------------
Date                            Date


                                ----------------------------------
                                FEI #
bz

                            EXHIBIT A

                    LEASE AGREEMENT PURCHASE

                    DESCRIPTION OF EQUIPMENT


QPP and Usage Equipment listed below is currently at customer sites under the previous Quantity Purchase Program Agreement
(QPP) and is now transferred to this new Lease Installment Sale
Agreement.


QPP Equipment currently under the Agreement at HemaCare sites:

Equipment                                   Serial/Lot Numbers
------------------------------------  --------------------------------
COBE SPECTRA(TM) Apheresis System     3086
----------------------------------------------------------------------
Trima Collection System               1T00177, 1T00178, 1T00179,
                                      1T00180
----------------------------------------------------------------------


QPP Equipment currently under the Agreement at Coral Blood
Services Sites:

Equipment                                   Serial/Lot Numbers
------------------------------------  ---------------------------------
COBE SPECTRA(TM) Apheresis System     4037, 2862, 2963
-----------------------------------------------------------------------
Single-Needle Return Flow Controller  1396
-----------------------------------------------------------------------
Spectra Seal Safe                     2268
-----------------------------------------------------------------------
SpectraTHERM(TM) Blood/Fluid Warmer   1232, 1400, 1399
-----------------------------------------------------------------------
Trima(TM) System                      1T00404, 1T00615, 1T00621,
                                      1T00623, 1T00838, 1T00839,
                                      1T00915
-----------------------------------------------------------------------
Trima Seal Safe                       0083, 0211, 0181, 0212, 0333,
                                      0344, 0391
-----------------------------------------------------------------------


Usage Equipment currently under the Agreement at HemaCare sites
(Title remains with Gambro BCT):

Equipment                                   Serial/Lot Numbers
----------------------------------   -----------------------------------
COBE SPECTRA(TM) Apheresis System    2138, 2139, 4544, 4549, 4552
------------------------------------------------------------------------


Usage Equipment currently under the Agreement at Coral Blood Services Sites (Title remains with Gambro BCT):

Equipment                                   Serial/Lot Numbers
----------------------------------   -----------------------------------
COBE SPECTRA(TM) Apheresis System    963, 630
------------------------------------------------------------------------


Equipment to be added to this Lease Installment Sale Agreement:
(The equipment listed below is currently at Coral Blood Services sites and was NOT included in the previous QPP Agreement.)


Catalog       Description              Quantity      Serial Number #
-----------  -----------------------   --------  -----------------------------
917-000-000  Trima Collection System    8        1T01179, 1T01178, 1T01175,
                                                 1T01181, 1T01304, 1T01302,
                                                 1T01338, 1T01572
------------------------------------------------------------------------------
917-100-000  Trima Seal Safe            8        0521, 0513, 0519, 0512, 0587,
                                                 0541, 0672, 0914
------------------------------------------------------------------------------

Disposable Products - Pricing is firm for 12 months from date of signature on this Agreement.


Spectra Disposable Products:

Catalog #  Product Code   Description                           Price/Procedure
---------  ------------   ------------------------------------  ---------------
CPT1003    70500          Therapeutic Plasma Exchange (TPE)     $106.00
                          Set, 6/case
-------------------------------------------------------------------------------
CPT1005    777-006-000    White Blood Cell (WBC) Removal        $106.00
                          Set, 6/case
-------------------------------------------------------------------------------
CPT1007    70700          Red Blood Cell (RBC) Exchange Set,    $140.00
                          6/case
-------------------------------------------------------------------------------
CPT1112    777-003-015    Dual Needle (DN) Extended Life        $120.00
                          Platelet (ELP) Set w/LRS Chamber,
                          6/case
-------------------------------------------------------------------------------
CPT1119    777-003-215    Single  Needle (SN) Extended  Life    $120.00
                          Platelet (ELP) Set w/LRS Chamber,
                          6/case
-------------------------------------------------------------------------------


Trima Disposable Products:


Catalog #  Product Code   Description                           Price/Procedure
---------  ------------   ------------------------------------  ---------------
CPT1081    777-800-100    Trima RBC, Platelet, Plasma Set,      $140.00
                          6/case
-------------------------------------------------------------------------------
CPT1280    777-800-150    Trima RBC, Platelet, Plasma +TLR      $158.00
                          filter, 6/case
-------------------------------------------------------------------------------
CPT1182    777-800-200    Trima RBC Plasma Set, 6/case          $60.00
-------------------------------------------------------------------------------
CPT1282    777-800-250    Trima Plasma, RBC +TLR filters,       $100.00
                          6/case
-------------------------------------------------------------------------------
CPT1340    777-800-400    Trima Accel RBC, Platelet,            $166.00
                          Plasma, 6/case
-------------------------------------------------------------------------------
CPT1345    777-800-450    Trima  Accel RBC, Platelet, Plasma    $184.00
                          w/TLR filter, 6/case
-------------------------------------------------------------------------------
CPT1350    777-800-500    Trima Accel RBC/Plasma, 6/case        $60.00
-------------------------------------------------------------------------------
CPT1355    777-800-550    Trima Accel RBC/Plasma w/TLR          $100.00
                          filter, 6/case
-------------------------------------------------------------------------------


TERM:                 60 Months

MONTHLY LEASE
INSTALLMENT PRICE:    $17,083.32